CELEBRATING 25 YEARS

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COLONIAL BANCGROUP

0 REIT Preferred Stock Offering Investor Presentation May 2007 Exhibit 99.1

Forward Looking Statements
The following should be read in conjunction with the financial statements, notes and other information contained in Colonial’s 2006 Annual Report on
Form 10-K, 1st Quarter 2007 Report on Form 10-Q, Current Reports on Form 8-K and the Offering Circular.  All 2007 interim amounts have not been audited, and the results of operations for the interim period herein are not necessarily indicative of the results of operations to be expected for the full year.
This presentation includes “forward-looking statements” within the meaning of the federal securities laws. Words such as “believes,” “estimates,” “plans,”
“expects,” “should,” “may,” “might,” “outlook,” “potential” and “anticipates,” the negative of these terms and similar expressions, as they relate to
BancGroup (including its subsidiaries or its management), are intended to identify forward-looking statements. The forward-looking statements in this presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. In addition to factors mentioned elsewhere in this presentation or previously disclosed in BancGroup’s SEC reports (accessible on the
SEC’s website at www.sec.gov or on BancGroup’s website at www.colonialbank.com), the following factors, among others, could cause actual results to differ materially from forward-looking statements and future results could differ materially from historical performance. These factors are not exclusive:
• deposit attrition, customer loss, or revenue loss in the ordinary course of business;
• increases in competitive pressure in the banking industry and from non-banks;
• costs or difficulties related to the integration of the businesses of BancGroup and institutions it acquires are greater than expected;
• the inability of BancGroup to realize elements of its strategic plans for 2007 and beyond;
• changes in the interest rate environment which expand or reduce margins or adversely affect critical estimates as applied and projected returns on investments;
• economic conditions affecting real estate values and transactions in BancGroup’s market and/or general economic conditions, either nationally or regionally, that are less favorable then expected;
• natural disasters in BancGroup’s primary market areas which result in prolonged business disruption or materially impair the value of collateral securing loans;
• management’s assumptions and estimates underlying critical accounting policies prove to be inadequate or materially incorrect or are not borne out by subsequent events;
• the impact of recent and future federal and state regulatory changes;
• current or future litigation, regulatory investigations, proceedings or inquiries;
• strategies to manage interest rate risk may yield results other than those anticipated;
• changes which may occur in the regulatory environment;
• a significant rate of inflation (deflation);
• acts of terrorism or war; and
• changes in the securities markets.
Many of these factors are beyond BancGroup’s control. The reader is cautioned not to place undue reliance on any forward looking statements made by or on behalf of BancGroup. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. BancGroup does not undertake any obligation to update or revise any forward-looking statements.

2 Offering Summary Information on this page is intentionally removed.

3 Structure of Security Information on this page is intentionally removed.

Investment Highlights
Long history of superior asset quality across portfolios and credit cycles
No subprime residential mortgage products
Attractive banking franchise in high-growth markets
Stable, experienced management team
Consistent core profitability
Strong and growing retail banking business
Well disciplined capital strategy

$23.1 Billion in Assets with 308 Branches at March 31, 2007
Top 30
*
U.S. Commercial Bank
Proven Community Banking Philosophy with Regional Bank
Management and Local Boards of Directors
Top 5* Market Share in 83% of Deposit Franchise
Core Expertise in Commercial Real Estate Lending
Forbes
Platinum 400 List of Best Large Companies in America
In January 2007, announced acquisition of Commercial Bankshares,
Inc., a $1 billion bank holding company located in South Florida
Overview of Colonial
*Source:  SNL Financial

72%
1
of Colonial’s Deposits are in four states where the population is expected to grow twice as fast as the rest of the U.S.* - Florida,
Georgia, Nevada and Texas
Branches, Assets and Deposits by State at 3/31/07 are as follows:
Colonial Operates in the Right Places
$23.1 Billion in Assets $16.4 Billion in Deposits 308 Branches
1 At 3/31/07
*Projected Population change from 2006-2011
Source: US Census Bureau
NV
15
TX
14
FL
170
GA
18
AL
91
FL
58%
AL
25%
TX
4%
GA
5%
NV
5%
Corp
3%
FL
56%
GA
6%
AL
19%
Corp
9%
TX
6%
NV
4%

Superior Projected Population Growth
2006 - 2011 Population Growth
Colonial BancGroup, Inc. 11.92%
SunTrust Banks, Inc. 10.50
South Financial Group, Inc. 9.90
Compass Bancshares, Inc. 9.88
Synovus Financial Corp. 8.99
Wachovia Corporation 8.61
BB&T Corporation 7.94
Whitney Holding Corporation 7.38
Bank of America Corporation 6.79
Regions Financial Corporation 6.69
Trustmark Corporation 5.21
BancorpSouth, Inc. 4.80
First Horizon National Corporation 4.42
Fifth Third Bancorp 4.30
Median 7.66%
Low 4.30
High 11.92
Source: SNL Financial.
Deposit data as of 6/30/06.
Population growth deposit weighted by county.

Disciplined, Proven and Conservative Credit Process
Strong Credit culture with proven Policies and Underwriting
Real estate lending expertise and market knowledge
Lend to individuals and companies we know
Avoid “speculative” projects
Substantially all loans have personal guarantees
Rigorous appraisal review process
Do not offer subprime mortgage products
Active involvement by CEO and CCO in all loan committees
Low individual lending authorities with multi-tiered committees
Experienced regional managers and director involvement on committees
Superior Portfolio Risk Management process
Experienced team
Limits by product and market
Aggressive workout strategies
Long term history of superior credit quality through many cycles

0.65%
0.78%
0.64%
0.54%
0.55%
0.60%
0.71%
0.84%
0.85%
0.22%
0.29%
0.21%
0.78%
1.17%
1.25%
0.16%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
'92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 3/31/07
All FDIC Insured Commercial Banks
Colonial BancGroup
(as originally reported)
NPAs Consistently Below Industry

0.47%
0.49%
0.09%
0.19%
0.12%
0.14%
0.33%
0.13%
0.18%
0.06%
0.23%
0.26%
0.21%
0.21%
0.28%
0.29%
0.31%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
'91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 3/31/07
All FDIC Insured Commercial Banks
Southern Regionals*
Colonial BancGroup
Net Charge-Offs/Average Loans
*Source: KBW
(as originally reported)
Low Loss Ratio
1 Annualized
1

Summary of Loan Loss Experience
2003 – 1Q07
1Q07 2006 2005 2004 2003
Reserve Ratio to Net Loans 1.16% 1.13% 1.15% 1.16% 1.20%
Reserve $172,602 $174,850 $171,051 $148,802 $138,549
Coverage of Nonperforming Assets 525% 695% 536% 402% 184%
Net Charge-off Ratio to Average Loans 0.06%
1
0.12% 0.14% 0.19% 0.31%
Net Charge-offs $2,195 $18,343 $19,211 $23,598 $35,471
Years of Net Charge-offs in Reserve 19.66
1
9.53        8.90        6.31        3.91
Nonperforming Assets $32,855 $25,149 $31,931 $37,039 $75,440
Ratio of Nonperforming Assets to Net Loans 0.22% 0.16% 0.21% 0.29% 0.65%
1 Annualized

Mtg.
Warehouse
Lending
1%
Central FL
17%
NV
6%
AL
18%
West Coast
FL
23%
GA
9%
Panhandle
FL
3%
South FL
14%
TX
9%
Loan Mix by Type
Total - $14.9 Billion
Loan Mix by
Market of Origination
Residential
RE
17%
CRE
29%
MWL
1%
RE
Construction
42%
Commercial
8%
Consumer
and Other
3%
As of March 31, 2007
Loan Portfolio Distribution

Construction / CRE Portfolio Detail
Healthcare
6%
Other
8%
Warehouse
14%
Multi-family
8%
Church /
School
5%
Lodging
7%
Recreation
1%
Farm
2%
Office
22%
Retail
25%
Industrial
2%
29% owner occupied
Average loan size = $655 thousand
Characteristics of 75 largest loans:
Total $723 million and represent 16.6% of
CRE portfolio
Average loan to value ratio is 67.7%
Average debt coverage ratio is 1.44x
Res. Dev. &
Lots
28%
Land Only
24%
Residential
Home
Construction
16%
Condo
7%
Retail
5%
Commercial
Development
7%
Warehouse
2%
Multi-Family
3%
Office
4%
Other
4%
Average loan size = $869 thousand
Characteristics of 75 largest loans:
Total $1.3 billion and represent 21.2% of
construction portfolio
Average loan to value ratio is 66.0%
CRE ($4.3 billion)
Construction ($6.3 billion)
(As of March 31, 2007)

14 Overview of CBG Florida REIT Corp. Information on this page is intentionally removed.

Our portfolio is diversified by property type, location and borrower.
We loan to borrowers who have a substantial level of expertise within their markets, and they personally support the deal through their guarantees and financial strength.
Commercial real estate within our markets remains very strong and is projected to remain strong with solid occupancy and rental rates.
Commercial Real Estate Strengths

Mobile
Santa Rosa
Crestview
Bonifay
Okaloosa
Walton
Pensacola
Blountstown
Tallahassee
Panama City
Gulf
Port St. Joe
Apalachicola
Franklin
Miller
Colquitt
Adel
Grady
Brooks
Monticello
Madison
Clinch
Charlton
Ware
Statenville
Woodbine
Baker
Jacksonville
Taylor
Suwannee
Mayo
Dixie
Levy
Clay
Palatka
Alachua
St. Augustine
Palm Coast
Ormond Beach
FLORIDA
Marion
Sanford
Merritt Island
Melbourne
Brevard
Spring Hill
Clearwater
St. Petersburg
Polk
Indian
Highlands
St. Lucie
Sarasota
Venice
Port Charlotte
Hendry
Immokalee
Cape Coral
Coral Springs
Pembroke Pines
The Everglades
Miami
Monroe
Atlantic Ocean
Gulf of Mexico
Green Turtle Cay
Freeport City

Florida Franchise and Current Population
Current Branches
Current Population
2,500,000
500,000
100,000
Current Population
2,500,000
500,000
100,000
PANHANDLE
Assets = $431 Million
Deposits = $49 Million
3 Branches
CENTRAL FLORIDA
Assets = $3.4 Billion
Deposits = $3.0 Billion
59 Branches
SOUTH FLORIDA
Assets = $3.3 Billion
Deposits = $2.9 Billion
49 Branches
FLORIDA WEST COAST
Assets = $3.6 Billion
Deposits = $2.8 Billion
58 Branches
Planned Branches Commercial Bank Branches
MORTGAGE WHSE.
Assets = $2.2 Billion
Deposits = $603 Million

$122
$151
$146
$173
$229
$266
$65
$63
2001 2002 2003 2004 2005 2006 1Q06 1Q07
($ in millions)
Strong and Increasing Earnings
3 Year CAGR = 22%
2003 - 2006
118%
+24%
(3)%
+18%
+32%
+16%
1
1 Excludes restructuring charges on securities and debt.

$13,185
$15,815
$18,897
$21,426
$22,784
$21,969
$23,072
$16,268
2001 2002 2003 2004 2005 2006 1Q06 1Q07
Steady Balance Sheet Growth
(Total assets $ in millions)
3 Year CAGR = 12%
2003 - 2006
+20%
+3%
+16%
+13%
+6%
+5%
73%

$15,967
$15,595
$15,788
$8,433
$8,734
$9,419
$10,862
$13,988
2001 2002 2003 2004 2005 2006 1Q06 1Q07
Historically Strong Deposit Growth
4%
8%
15%
1 Excludes brokered deposits, branch sales and acquisitions.
(Average deposits $ in millions)
13%
1
29%
3 Year CAGR = 19%
2003 - 2006
87%
13%
2%
5%
1

1Q07 Highlights
Quarterly Earnings Per Share of $0.41, excluding $0.17 restructuring charge
Given the current yield curve environment we are implementing a deleveraging strategy to improve net interest income and earnings
Core Noninterest Income increased 12%
1
over 1Q06
Excellent Credit Quality – provision of $2.3 million exceeded net charge-offs of $2.2 million
Period End Deposits grew 7%, annualized over December 31, 2006 –
Noninterest Bearing Deposits grew 13%, annualized
Strong Expense Controls – core noninterest expenses were even with
4Q06
Return on average assets of 1.12%
2
and return on average equity of
12.4%
2
1 Excludes securities and derivatives gains (net), gain on sale of Goldleaf and restructuring charges.
2 Excludes restructuring charges on securities and debt.

Discipline Around Capital
(As of March 31, 2007)
"Adequately "Well
Colonial Capitalized" Capitalized"
BancGroup Requirements Requirements
Tangible Equity /
Tangible Assets
6.36% --  --
Leverage Ratio 7.41 3.00% 5.00%
Tier 1 Risk Based Capital Ratio 8.91 4.00 6.00
Total Risk Based Capital Ratio 11.56 8.00 10.00

Investment Highlights
Long history of superior asset quality across portfolios and credit cycles
No subprime residential mortgage products
Attractive banking franchise in high-growth markets
Stable, experienced management team
Consistent core profitability
Strong and growing retail banking business
Well disciplined capital strategy